UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2020

MainStreet Bancshares, Inc.

(Exact name of Registrant as Specified in Its Charter)

Virginia	001-38817	81-2871064
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10089 Fairfax Boulevard, Fairfax, VA		22030
(Address of Principal Executive Offices)		(Zip Code)

(703) 481-4567

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MNSB	The Nasdaq Stock Market LLC
Depositary Shares (each representing a 1/40th interest in a share of 7.50% Series A Fixed-Rate Non-cumulative Perpetual Preferred Stock)	MNSBP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Years.

On November 18, 2020, the Board of Directors approved a restatement of the Company’s Amended and Restated Articles of Incorporation, without additional amendment.

A copy of the Restated Articles of Incorporation is attached hereto as Exhibit 3.1.

Item 8.01 Other Events.

On November 18, 2020, the Board of Directors declared the initial quarterly cash dividend on the outstanding shares of the Company’s 7.50% Series A Fixed-Rate Non-Cumulative Perpetual Preferred Stock, par value $1.00 per share (the “Series A Preferred Stock”). On September 15 and 25, 2020, the Company issued an aggregate of 1,150,000 depositary shares (the “Depositary Shares”), each representing a 1/40th ownership interest in a share of the Series A Preferred Stock, with a liquidation preference of $1,000 per share of Series A Preferred Stock (equivalent to $25 per Depositary Share), which represents $28,750,000 in aggregate liquidation preference.

The declared cash dividend on the Series A Preferred Stock is for the time period between the original issuance of the Depositary Shares on September 15, 2020, up to, but excluding, the first dividend payment date of December 30, 2020. The declared cash dividend equated to approximately $0.55 per Depositary Share, or $22.08 per share of Series A Preferred Stock outstanding. The cash dividend is payable on December 30, 2020, to shareholders of record as of the close of business on December 14, 2020. When, as, and if declared by the Board of Directors, future dividend payment dates on the Series A Preferred Stock and associated Depositary Shares will be payable quarterly, in arrears, on March 30, June 30, September 30 and December 30 of each year.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Restated Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAINSTREET BANCSHARES, INC

Date: November 19, 2020	By:	/s/ Thomas J. Chmelik
Name: Thomas J. Chmelik
Title: Chief Financial Officer

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